Exhibit 99.2

EVERY CONNECTION COUNTS TE Connectivity To Acquire Richards Manufacturing February 12, 2025

Forward - Looking Statements This presentation contains certain "forward - looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward - looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward - looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward - looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward - looking statements in this presentation include statements addressing our future financial condition and operating results; our ability to fund and consummate the transaction, including the receipt of regulatory approvals; and our ability to realize projected financial impacts of and to integrate the acquisition. Examples of factors that could cause actual results to differ materially from those described in the forward - looking statements include, among others, the extent, severity and duration of business interruptions negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate, including continuing military conflict in certain parts of the world; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that the transaction may not be consummated; the risk that a regulatory approval that may be required for the transaction is not obtained or is obtained subject to conditions that are not anticipated; the risk that Richards Manufacturing's operations will not be successfully integrated into ours; and the risk that revenue opportunities, cost savings and other anticipated synergies from the transaction may not be fully realized or may take longer to realize than expected. More detailed information about these and other factors is set forth in TE Connectivity plc's Annual Report on Form 10 - K for the fiscal year ended Sept 27, 2024, as well as in our Quarterly Reports on Form 10 - Q, Current Reports on Form 8 - K and other reports filed by us with the U.S. Securities and Exchange Commission. Forward - Looking Statements 2

TE Acquires Richards Manufacturing - Highlights

TE's Energy Business

- ~$1B Energy business today with a 6% organic CAGR over the past 5 years
- Revenue split of roughly 50% Utility, 25% Industrial, and 25% Renewable
- Through investments and acquisitions, we positioned the business to capitalize on broad secular growth trends in utility, industrial, and renewable applications

Richards Overview

- US provider of utility grid products with leading positions in underground applications
- Strong complementary relationships with US utility customers, supported by deep engineering capabilities and a highly responsive organization
- ~$400M business generating double-digit revenue growth with mid-30% EBITDA margins
- Benefiting from tailwinds of aging infrastructure, grid modernization & hardening, and load growth

Value Creation

- Bolt-on acquisition consistent with TE's M&A strategy
- Growth and margin accretive to the Industrial segment and TE
- Creates another high growth vector in our Energy business
- TE tax attributes provide significant synergies in addition to revenue & cost; mid-teens ROIC in year 5

Expect Mid-teens ROIC with Significant Tax Synergies

3

Transaction Highlights 4 • All cash purchase price of ~$2.3B subject to customary post closing adjustments • Expect mid - teens ROIC post synergies Transaction Value • Significant tax synergies and attractive revenue and cost synergies • Highly complementary product portfolio creating revenue synergy opportunities Synergies • Expected to be immediately accretive to TE and Industrial segment sales growth & margins • ~$0.10 adjusted EPS accretion in the first full year, including financing costs and excluding acquisition and amortization related expenses Financial Impact • Transaction financed through a combination of cash on hand and new permanent debt • Expect to continue our balanced capital strategy of return to shareholders and M&A Funding • Deal subject to customary closing conditions • Expect to close in the third quarter of fiscal year 2025 Timing

Non - GAAP Financial Measures 5 Organic Net Sales Growth, Adjusted Operating Margin, Adjusted EPS, and Adjusted Return on Invested Capital are non - GAAP measures. We present non - GAAP measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. ("GAAP"). These non - GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non - GAAP financial measures internally for planning and forecasting purposes and in its decision - making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non - GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non - GAAP financial measures may not be comparable to similarly - titled measures reported by other companies. The following provides additional information regarding our non - GAAP financial measures: ▪ Organic Net Sales Growth – represents net sales growth (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. ▪ Adjusted Operating Margin – represents operating margin (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition - related charges, impairment of goodwill, and other income or charges, if any. ▪ Adjusted Earnings Per Share – represents diluted earnings (loss) per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition - related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. With regard to the forward - looking financial measure of our forecasted Adjusted EPS, reconciliation to the applicable forward - looking forecasted GAAP financial measure is not provided because it is not available without unreasonable effort. ▪ Adjusted Return on Invested Capital (ROIC) – represents adjusted net operating profit after tax divided by average invested capital. We use Adjusted Return on Invested Capital as an indicator of our capital efficiency. Adjusted Return on Invested Capital is not a measure defined by GAAP. It is calculated by us, in part, using non - GAAP financial measures. We are providing our calculation of Adjusted Return on Invested Capital as this measure may not be defined and calculated by other companies in the same manner.